Federated Hermes Income Securities Trust
Federated Hermes Capital Income Fund
CLASS A SHARES (TICKER CAPAX)
CLASS C SHARES (TICKER CAPCX)
CLASS F SHARES (TICKER CAPFX)
CLASS R SHARES (TICKER CAPRX)
INSTITUTIONAL SHARES (TICKER CAPSX)
Federated Hermes Muni and Stock Advantage Fund
CLASS A SHARES (TICKER FMUAX)
CLASS C SHARES (TICKER FMUCX)
CLASS F SHARES (TICKER FMUFX)
INSTITUTIONAL SHARES (TICKER FMUIX)

SUPPLEMENT TO CURRENT STATEMENTS OF ADDITIONAL INFORMATION
Effective November 21, 2024, the following disclosure is added to the sections indicated in each Fund’s Statement of Additional Information.
1. In the section entitled “Securities in Which the Fund Invests” please add:
“Initial Public Offerings
The Fund may invest in securities issued in initial public offerings (IPOs). The Fund will participate in such offerings without regard to the issuer’s market capitalization and will select IPO securities based on the Adviser’s fundamental analysis of the issuer. Investments in IPO securities may be speculative in nature, may be volatile, and may involve significant gains and losses. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to decline following the IPO. IPO securities are subject to many of the same risks of investing in companies with smaller market capitalizations. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. These fluctuations could impact the Fund’s NAV and return earned on the Fund’s shares.”
2. In the section entitled “Investment Risks” please add:
“Initial Public Offerings (IPOs) Risk
IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and there may only be limited information about the companies. IPO securities are subject to many of the same risks of investing in companies with smaller market capitalizations. The prices of securities sold in IPOs may be highly volatile and may rise or fall shortly after the IPO is complete due to the absence of a prior public market, unseasoned trading and speculation, the small number of shares available for trading, limited information about the issuer and other factors. Further, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. While investments in companies that have recently gone public have the potential to produce substantial gains for the Fund, there is no assurance that the Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable, and therefore investors should not rely on these past gains as an indication of future performance.”
October 23, 2024

Federated Hermes Income Securities Trust
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456898 (10/24)
© 2024 Federated Hermes, Inc.